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                                                               EXHIBIT 10(h)(3)

                      [DEPARTMENT OF THE NAVY LETTERHEAD]

                                                                 5870
                                                                 Ser 00CC/700
                                                                 May 15, 1995

James C. Witham, President
U.S. Alcohol Testing of America, Inc.
10410 Trademark Street
Rancho Cucamonga, California 91730

           Re: Partially exclusive license under U.S. Patent Application Serial
               No. 07/486,024, now U.S. Patent No. 5,183,740

Dear Mr. Witham:

        This is notice that under the GATT/WTO treaty (more formally the Uruguay Round Agreements Act, Public Law 103-465), the expiration date of the referenced patent has been extended to February 23, 2010. Since the expiration date of this license agreement is predicated on the expiration date of the '740 patent, it too is extended to February 23, 2010.


                                        Sincerely,

                                        /s/ Roger J. Erickson
                                        ROGER J. ERICKSON
                                        Staff Patent Attorney


Copy to:
Dr. Richard H. Rein, NRL Code 1004
Thomas E. McDonnell, NRL Code 3008.2

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